                                                                 Exhibit 10.5(f)



              AMENDMENT NO. 5, WAIVER AND AGREEMENT dated as of March 28, 2001 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of November 18, 1998, as amended (the "Credit Agreement"), among Jefferson Smurfit Corporation (U.S.), a Delaware corporation (the "Borrower"); Smurfit-Stone Container Corporation, a Delaware corporation ("SSCC"); JSCE, Inc., a Delaware corporation ("JSCE"); the lenders party thereto from time to time (the "Lenders"); the Managing Agents and Fronting Banks named therein; Bankers Trust Company, a New York banking corporation and The Chase Manhattan Bank, a New York banking corporation ("Chase"), as senior managing agents (in such capacity, the "Senior Managing Agents") for the Lenders; and Chase, as swingline lender (in such capacity, the "Swingline Lender"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent").


     A. Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Fronting Banks have extended, and have agreed to extend, credit to the Borrower.

     B. The Borrower has informed the Administrative Agent that it expects to have Excess Cash Flow for the year ended December 31, 2000, of approximately $118,000,000. Pursuant to Section 2.13(c) of the Credit Agreement, on or around March 31, 2001, the Borrower would be required to prepay the Term Loans by an amount equal to 50% of such Excess Cash Flow (the "2000 Excess Cash Flow Prepayment").

     C. The Borrower has also informed the Administrative Agent that it intends to call for redemption all the 10-Year Senior Notes in an aggregate outstanding principal amount of approximately $287,000,000, and to redeem such notes on or about May 1, 2001 (the "Redemption").

     D. The Borrower intends to finance the Redemption and to pay related fees and expenses with a combination of (i) the proceeds of the Additional Term Facilities (as defined in Section 1 below) and (ii) cash that would otherwise be required to be used to make the 2000 Excess Cash Flow Prepayment.

     E. SSCC and the Borrower have requested that the Required Lenders (i) agree to amend the Credit Agreement to allow for the provision of the Additional Term Facilities thereunder and (ii) waive compliance by the Borrower with (a)
Section 2.13(c) of the Credit Agreement with respect to the 2000 Excess Cash Flow Prepayment and (b) Section 7.09(a) of the Credit Agreement to the extent necessary to permit the Redemption.

     F. The Required Lenders are willing so to amend the Credit Agreement and to grant such waivers on the terms and subject to the conditions herein contained.

     G. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment. The following is hereby inserted as a new section following Section 10.20 of the Credit Agreement:

     "SECTION 10.21. Additional Term Facilities. (a) The Borrower may, by written notice to the Administrative Agent, request that one or more Lenders, banks, financial institutions or other entities (collectively, the "Additional Term Lenders") agree to make term loans in one or more tranches and in an aggregate principal amount not to exceed $275,000,000 (the "Additional Term Loans") to the Borrower pursuant to a supplement hereto or an amendment hereof in form and substance satisfactory to the Borrower, the Administrative Agent and the Additional Term Lenders; provided, however, that the proceeds of any such Additional Term Loans shall be used by the Borrower solely to redeem the 10-Year Senior Notes and to pay related fees and expenses.

     (b) The Required Lenders hereby authorize the Administrative Agent on behalf of the Required Lenders to enter into any amendment (including an amendment and restatement) of this Agreement solely to the extent necessary to reflect the making of the Additional Term Loans (or the commitment to make the same) on the terms described in this Section 10.21; provided, however, that, without the further consent of the Required Lenders, the final maturity and the weighted average life of the Additional Term Loans shall not be shorter than the final maturity and the weighted average life of the outstanding Term Loans. The Administrative Agent shall promptly deliver copies of any such amendment to the Lenders.

     (c) It is the intent of the parties hereto that the Additional Term Loans (when and if made) shall constitute Loans and Obligations, and that the Additional Term Lenders shall constitute Lenders and Secured Parties, hereunder and under the other Loan Documents. Accordingly, the Additional Term Loans shall rank pari passu in right of payment to, and shall be secured equally and ratably with, the other Loans and Obligations outstanding under this Agreement and the other Loan Documents."

     SECTION 2. Waivers. (a) The Required Lenders hereby waive compliance by the Borrower with Section 2.13(c) of the Credit Agreement with respect to the 2000 Excess Cash Flow Prepayment; provided, however, that the waiver contained in this Section 2(a) shall cease to be effective on June 5, 2001, and the 2000 Excess Cash Flow Prepayment shall be required to be made on such date, if the Redemption shall not have occurred on or prior to such date.

     (b)  The Required Lenders hereby waive compliance by the Borrower with
Section 7.09(a) of the Credit Agreement to the extent (but only to the extent) necessary to permit the Redemption.

     SECTION 3. Agreement. SSCC, the Borrower, JSCE and the Required Lenders hereby agree that, notwithstanding anything to the contrary contained herein or in the Credit Agreement, the amount of the 2000 Excess Cash Flow Prepayment (whether or not made) shall not be included in the calculation of the Borrower's Portion of Excess Cash Flow.

     SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of SSCC, the Borrower and JSCE represents and warrants to each of the Lenders, the Administrative

Agent, the Senior Managing Agents, the Managing Agents, the Fronting Banks, the Swingline Lender and the Collateral Agent that, after giving effect to this Waiver, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 5. Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of SSCC, JSCE, the Borrower and the Required Lenders.

     SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Fronting Banks, the Swingline Lender, the Collateral Agent, the Administrative Agent, the Senior Managing Agents, the Managing Agents, SSCC, JSCE, the Borrower or the Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle SSCC, JSCE, the Borrower or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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

     SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.



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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.



                   JEFFERSON SMURFIT CORPORATION (U.S.),


                   by /s/  Richard P. Marra
                   ------------------------
                    Name:  Richard P. Marra
                    Title: Assistant Treasurer


                   SMURFIT-STONE CORPORATION,

                    by /s/  Richard P. Marra
                    ------------------------
                    Name:  Richard P. Marra
                    Title: Assistant Treasurer


                   JSCE, INC.,

                    by /s/  Richard P. Marra
                    ------------------------
                    Name:  Richard P. Marra
                    Title: Assistant Treasurer


                   THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Senior Managing Agent,

                    by /s/  Peter S. Predun
                    -----------------------
                    Name:  Peter S. Predun
                    Title: Vice President


                   BANKERS TRUST COMPANY, individually and as Fronting Bank and Senior Managing Agent,

                    by /s/  Robert R. Telesca
                    -------------------------
                    Name:  Robert R. Telesca
                    Title: Assistant Vice President



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

                  APEX (IDM) CDOI, LTD.

                   by /s/ Glenn Duffy
                   ------------------
                   Name:  Glenn Duffy
                   Title: Director


                  BANK OF AMERICA, N.A.

                   by /s/ Michael Balok
                   --------------------
                   Name:  Michael Balok
                   Title: Managing Director


                  THE BANK OF NEW YORK

                   by /s/ David G. Shedd
                   ---------------------
                   Name:  David G. Shedd
                   Title: Vice President


                  THE BANK OF NOVA SCOTIA

                   by /s/ F. C. H. Askby
                   ---------------------
                   Name:  F. C. H. Askby
                   Title: Senior Manager Loan
                          Operations


                  BANK TRUST COMPANY

                   by /s/ Robert R. Telesca
                   ------------------------
                   Name:  Robert R. Telesca
                   Title: Assistant Vice
                          President

                  CREDIT INDUSTRIEL ET COMMERCIAL

                   by /s/ Sean Mounier
                   -------------------
                   Name:  Sean Mounier
                   Title: First Vice President

                   by /s/ Marcus Edward
                   --------------------
                   Name:  Sean Mounier
                   Title: Vice President


                  EATION VANCE CDO III, LTD.

                   by EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                   by /s/ Payson F. Swaffield
                   --------------------------
                   Name:  Payson F. Swaffield
                   Title: Vice President


                  EATION VANCE SENIOR INCOME TRUST

                   by EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                   by /s/ Payson F. Swaffield
                   --------------------------
                   Name:  Payson F. Swaffield
                   Title: Vice President


                  EATION VANCE INSTITUTIONAL SENIOR LOAN FUND

                   by EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                   by /s/ Payson F. Swaffield
                   --------------------------
                   Name:  Payson F. Swaffield
                   Title: Vice President


                  FIRST UNION NATIONAL BANK

                   by /s/ Andrew Phelps
                   --------------------
                   Name:  Andrew Phelps
                   Title: Vice President

                  FORTIS CAPITAL CORP.

                   by /s/ John C. Preneta
                   ----------------------
                   Name:  John C. Preneta
                   Title: Executive Vice President

                   by /s/ Eugene Oliva
                   -------------------
                   Name:  Eugene Oliva
                   Title: Vice President


                  GRAYSON & CO.

                   by BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

                   by /s/ Payson F. Swaffield
                   --------------------------
                   Name:  Payson F. Swaffield
                   Title: Vice President


                  GRAYSTON CLO 2001-1 LTD

                   by BEAR STEARNS ASSET
                      MANAGEMENT INC., as its
                      Collateral Manager

                   by /s/ Niell D. Rosenberg
                   -------------------------
                   Name:  Niell D. Rosenberg
                   Title: Vice President


                  THE INDUSTRIAL BANK OF JAPAN, LTD.

                   by /s/ J. Kenneth Biegen
                   ------------------------
                   Name:  J. Kenneth Biegen
                   Title: Senior Vice President


                  KZH CRESCENT LLC

                   by /s/ Kimberly Rowe
                   --------------------
                   Name:  Kimberly Rowe
                   Title: Authorized Agent

                  MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                  INCOME STRATEGIES PORTFOLIO

                  by MERRILL LYNCH INVESTMENT
                  MANAGERS, L.P., as Investment Advisor

                   by /s/ Jaimin Patel
                   -------------------
                   Name:  Jaimin Patel
                   Title: Authorized Signatory


                  NORTHWOODS CAPITAL, LIMITED

                   by ANGELO, GORDON & CO., L.P.,
                      as Collateral Manager

                   by /s/ John W. Fraser
                   ---------------------
                   Name:  John W. Fraser
                   Title: Managing Director

                  OXFORD STRATEGIC INCOME FUND

                   by EATON VANCE MANAGMENT AS  INVESTMENT ADVISOR

                   by /s/ Payson F. Swaffield
                   --------------------------
                   Name:  Payson F. Swaffield
                   Title: Vice President


                  THE PRUDENTIAL INSURANCE COMPANY
                  OF AMERICA

                   by /s/ Brian Smead
                   ------------------
                   Name:  Brian Smead
                   Title:
                  SENIOR DEBT PORTFOLIO

                   by BOSTON MANAGEMENT & RESEARCH AS INVESTMENT ADVISOR

                   by /s/ Payson F. Swaffield
                   --------------------------
                   Name:  Payson F. Swaffield
                   Title: Vice President

                  SEQUILS I, LTD

                   by TCW ADVISORS, INC., as it
                      Collateral Manager

                   by /s/ Mark Gold
                   ----------------
                   Name:  Mark Gold
                   Title: Managing Director

                   by /s/ Jonathan R. Insull
                   -------------------------
                   Name:  Jonathan R. Insull
                   Title: Senior Vice President


                  SRF TRADING, INC.

                   by /s/ Ann E. Morris
                   --------------------
                   Name:  Ann E. Morris
                   Title: Assistant Vice
                          President


                  STEIN ROE & FARNHAM INCORPORATED,
                  as agent for Keyport Life Insurance Company,

                   by /s/ James R. Fellows
                   -----------------------
                   Name:  James R. Fellows
                   Title: Sr. Vice President &
                          Portfolio Manager

                  TCW LEVERAGED INCOME TRUST IV, L.P.

                   by TCW (LINC IV), L.L.C., as
                                General Partner

                   by TCW ASSET MANAGEMENT COMPANY, as managing member of the
                  General Partner

                   by /s/ Marc L. Gold
                   -------------------
                   Name:  Marc L. Gold
                   Title: Managing Director


                   by /s/ Jonathan R. Insull
                   -------------------------
                   Name:  Jonathan R. Insull
                   Title: Senior Vice President


                  TRYON CLO LTD. 2000-1

                   by /s/ Glenn Duffy
                   ------------------
                   Name:  Glenn Duffy
                   Title: Director


                  UNITED OF OMAHA LIFE INSURANCE COMPANY

                   by TCW ASSET MANAGEMENT COMPANY, as its Investment Advisor

                   by /s/ Marc L. Gold
                   -------------------
                   Name:  Marc L. Gold
                   Title: Managing Director

                   by /s/ Jonathan R. Insull
                   -------------------------
                   Name:  Jonathan R. Insull
                   Title: Senior Vice President


                  WINGED FOOT FUNDING TRUST

                   by /s/ Ann E. Morris
                   --------------------
                   Name:  Ann E. Morris
                   Title: Authorized Agent



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